                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     SEPTEMBER 26, 2005 (SEPTEMBER 22, 2005)

                         NORTHSTAR REALTY FINANCE CORP.
             (Exact name of registrant as specified in its charter)

            MARYLAND                 001-32330                 11-3707493
 (State or other jurisdiction     (Commission File          (I.R.S. Employer
       of incorporation)              Number)              Identification No.)

      527 MADISON AVENUE, 16TH FLOOR, NEW YORK                    10022
      (Address of principal executive offices)                  (Zip Code)

                                 (212) 319-8801
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

|_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On September 22, 2005, NorthStar Realty Finance Corp. (the "Company")
issued $500 million face amount of collateralized debt obligations in its fifth collateralized debt obligation financing ("CDO V") through two of its subsidiaries, N-Star Real Estate CDO V Ltd. and N-Star Real Estate CDO V Corp.
$462 million face amount of senior investment grade notes were issued and sold in a private placement. The Company retained all $20.75 million of the unrated income notes, all $12.75 million of the Class F notes which are BB rated, and $5 million of the Class E notes which are rated BBB-. The table below sets forth further information with respect to the structure of CDO V (dollars in thousands).

----------------------- --------------------- -------------------- ------------------------ ---------------------
        CLASS            S&P/FITCH RATINGS        FACE AMOUNT              COUPON           EXPECTED MATURITY(1)
        -----            -----------------        -----------              ------           --------------------
----------------------- --------------------- -------------------- ------------------------ ---------------------

     Senior Notes
     ------------
----------------------- --------------------- -------------------- ------------------------ ---------------------
         A-1                  AAA/AAA                $339,735,000       LIBOR +0.265%            March 2014
----------------------- --------------------- -------------------- ------------------------ ---------------------
         A-2                  AAA/AAA                  47,000,000       LIBOR +0.350%            July 2015
----------------------- --------------------- -------------------- ------------------------ ---------------------
          B                    AA/AA                   41,400,000       LIBOR +0.450%             May 2016
----------------------- --------------------- -------------------- ------------------------ ---------------------
          C                     A/A                    18,125,000          5.311%               January 2017
----------------------- --------------------- -------------------- ------------------------ ---------------------
          D                   BBB/BBB                  15,240,000          6.205%               August 2017
----------------------- --------------------- -------------------- ------------------------ ---------------------
          E                  BBB-/BBB-                  5,000,000       LIBOR +2.100%          September 2017
----------------------- --------------------- -------------------- ------------------------ ---------------------
          F                    BB/BB                   12,750,000          8.001%              September 2017
                                                       ----------
----------------------- --------------------- -------------------- ------------------------ ---------------------
       Subtotal                                      $479,250,000
                                                     ============
----------------------- --------------------- -------------------- ------------------------ ---------------------
     Income Notes
----------------------- --------------------- -------------------- ------------------------ ---------------------
     Income Notes                NR                   $20,750,000            N/A               September 2017
     ------------                                     -----------
----------------------- --------------------- -------------------- ------------------------ ---------------------
        TOTAL                                        $500,000,000
----------------------- --------------------- -------------------- ------------------------ ---------------------

(1) Reflects expected maturities. Contractual maturities are 2045.

         The total value of the underlying collateral portfolio is expected to be approximately $500 million and consist of approximately 72% commercial mortgage backed securities, approximately 21% senior debt of real estate investment trusts, approximately 5% commercial real estate CDOs, and approximately 2% other commercial real estate-related securities. Once fully invested, the portfolio is expected to have a weighted average credit rating of
BBB. Through September 22, 2005, the Company had acquired or entered into agreements to acquire approximately 91.4% of the assets that will comprise the fully-invested portfolio.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NorthStar Realty Finance Corp.
                                         (Registrant)

Date: September 26, 2005        By:      /s/ Mark E. Chertok

                                         ------------------------------------
                                         Mark E. Chertok
                                         Chief Financial Officer